Exhibit 10.2

GUARANTY

THIS GUARANTY (“Guaranty”) is made as of April 30, 2025, by RADIAN GROUP, INC., a Delaware corporation (“Guarantor”), whose notice address for purposes of this Guaranty is 550 East Swedesford Road, Suite 350 Wayne, Pennsylvania 19087, in favor of EVERBANK, N.A., its successors and assigns (“Buyer”), whose address is 301 West Bay Street, Floor #28, Jacksonville, Florida 32202 with reference to the recitals set forth below.

R E C I T A L S:

A. Buyer has agreed to enter into that certain mortgage loan repurchase facility of even date herewith (herein referred to as the “Repurchase Facility”) by and between Buyer and RADIAN MORTGAGE CAPITAL LLC, a Delaware limited liability company (“Seller”) in accordance with the terms and provisions of a certain Pricing Letter (the “PL”), the Master Repurchase Agreement (the “MRA”), the Power of Attorney, (“POA”), the Electronic Tracking Agreement (the “ETA”), and all other loan documents in connection with the Repurchase Facility, including but not limited to the EverBank Warehouse Guide (the Guaranty, PL, MRA, POA and all other loan documents are hereinafter collectively called the “Facility Documents”).

B. As a condition precedent to making the Repurchase Facility, Buyer requires that Seller obtain the execution of this Guaranty by Guarantor and Buyer will be relying on the terms hereof in making the Repurchase Facility. Guarantor’s obligations hereunder are independent of those it has as a principal or owner of Seller.

C. The making of the Repurchase Facility by Buyer to Seller is of value to Guarantor, is reasonably expected to benefit Guarantor, directly or indirectly, and is in furtherance of Guarantor’s personal and business interests.

D. Guarantor has reviewed all of the terms and conditions of the Facility Documents, including, but not limited to, this Guaranty. Guarantor has been afforded the full and fair opportunity to consult with independent legal counsel of Guarantor’s own choice with respect to each and all of such matters and documents and has done so to the extent deemed appropriate by Guarantor.

NOW, THEREFORE, in consideration of Buyer making the Repurchase Facility, and as an inducement to Buyer to do so, Guarantor hereby agrees, warrants and covenants as follows:

1. Guarantor hereby absolutely, unconditionally, and irrevocably guarantees without demand by Buyer the full and prompt payment when due, whether by acceleration or otherwise, of (a) the entire amount of principal and accrued interest under the Facility Documents, (b) the full amount of all other indebtedness, obligations and liabilities of Seller under the Facility Documents, including, without limitation, interest, late charges, costs of collection, reasonable and documented out-of-pocket attorneys’ fees, court costs, and other advances and extensions thereunder whether such indebtedness, obligations or liabilities have been incurred prior to the date hereof or are incurred from time to time hereafter and all without set-off, counterclaim, recoupment, or deduction of any amounts owing or alleged to be owing by Buyer to Seller, and (c) any indebtedness resulting from advances made on the Seller’s behalf by Buyer to protect or preserve the priority of its lien, if any, on any collateral pledged to secure the Repurchase Facility. It is expressly understood that this Guaranty covers, without limitation, (y) any and all amendments, extensions, modifications, refinancings, replacements, rearrangements and renewals of the Repurchase Facility or any of the Facility Documents; and (z) all interest, default interest and other amounts that would have accrued under the Facility Documents but for the commencement of a case under the Federal Bankruptcy Code or any other similar federal or state law. Without limiting the foregoing, Guarantor specifically guarantees, to the extent of Guarantor’s liability as set forth above, payment of any judgment entered against the Seller and any damages that may be awarded in any action brought against the Seller by Buyer arising out of or relating to the Repurchase Facility or any Facility Document. All of the indebtedness, obligations and liabilities described in this paragraph are referred to herein as the “Guaranteed Obligations.” This Guaranty is a guaranty of payment and not merely of collection.

2. The liability of Guarantor shall cover all Guaranteed Obligations of Seller (or any or all of them if more than one) to Buyer, and shall be unconditional irrespective of the genuineness, validity, regularity, or enforceability of any Facility Document, and without regard to any other circumstances which might otherwise constitute a legal or equitable discharge of a surety or guarantor. This is a continuing guaranty relating to any Guaranteed Obligations, including Guaranteed Obligations arising under successive transactions which shall either continue or modify the Repurchase Facility or from time to time renew or modify Guaranteed Obligations after such Guaranteed Obligations have been satisfied. This Guaranty shall take effect when received by Buyer without the necessity of any acceptance by Buyer or of any notice to Guarantor or to Seller, shall be continuing and irrevocable. This Guaranty may not be revoked with respect to (i) any outstanding Guaranteed Obligation, or (ii) any advances, credit extensions or payments made under any commitment, credit arrangement or other agreement relating to any Guaranteed Obligations which permits, provides for or obligates Buyer to make advances, extensions of credit or payments on behalf of others. With respect to other obligations, this Guaranty shall remain in effect until Buyer’s written acknowledgment of Buyer’s receipt of a written notice of revocation by Guarantor which revocation does not attempt to revoke liability for any of the liabilities described in the first sentence of this paragraph. Any revocation which attempts to revoke Guarantor’s liability for any of the liabilities described in the first sentence of this paragraph shall be void and of no force or effect, whether or not received, acknowledged or accepted by Buyer unless Buyer executes a separate written termination of this Guaranty. Notwithstanding anything to the contrary contained or implied herein or in any other document, this Guaranty may not be revoked or terminated, other than with the prior written consent of the Buyer, except upon strict compliance with the conditions and requirements heretofore set forth in this Section 2. If payment is made by Seller, whether voluntarily or otherwise, or by any third party, on the Guaranteed Obligations and thereafter Buyer is forced to remit, rescind or restore the amount of that payment under any federal or state bankruptcy law or law for the relief of debtors, or for any other reason, (a) the amount of such payment shall be considered to have been unpaid at all times for the purposes of enforcement of this Guaranty, (b) the obligations of Seller guaranteed herein shall be automatically reinstated to the extent of such payment, and (c) Guarantor will, on demand, indemnify for and hold Buyer harmless from all losses and all reasonable costs and expenses, including reasonable legal fees, incurred by Buyer in connection with such remission, rescission or restoration. In the event this Guaranty is preceded or followed by any other agreement of suretyship or guaranty by the Guarantor or others, all shall be deemed to be cumulative, and the obligations of the Guarantor hereunder shall be in addition to those stated in any other suretyship or guaranty agreement.

3. Subject to any applicable cure periods in the Facility Documents, Buyer may declare Guarantor to be in default under this Guaranty if an Insolvency Event shall have occurred with respect to Guarantor.

4. The obligations of Guarantor hereunder are separate and independent of the obligations of Seller. Guarantor expressly and specifically agrees that a separate action may be brought against Guarantor whether or not Buyer has joined Seller in such action, exercised any rights against the collateral or any other security, or pursued rights against any other guarantor, or pursued any other rights available to Buyer under the Facility Documents or applicable law. To the fullest extent permitted by applicable law, in any action to enforce Guarantor’s liability under this Guaranty, Guarantor waives any right to set off the value of the collateral against such personal liability.

5. Guarantor represents, warrants, and covenants to Buyer that (a) the financial statements of Guarantor heretofore delivered to Buyer either directly or published are true and correct in all material respects and fairly present the financial condition of Guarantor as of the respective dates thereof; (b) Guarantor has derived or expects to derive financial and other advantages and benefits, directly or indirectly, from the making of this Guaranty and the Guaranteed Obligations; (c) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (d) this Guaranty is executed at Seller’s request and not at the request of Buyer; (e) Buyer has made no representation to Guarantor as to the creditworthiness of Seller; (f) Guarantor has established adequate means of obtaining from Seller on a continuing basis information regarding Seller’s financial condition; (g) Buyer shall have no obligation to disclose to Guarantor any information or documents (financial or otherwise) heretofore or hereafter acquired by Buyer in the course of its relationship with Seller; and (h) Guarantor will not, without the prior written consent of Buyer, take any action which might reasonably be expected to have a material adverse effect on Guarantor’s financial condition.

6. The Guarantor hereby consents to all terms and conditions of agreements heretofore or hereafter made between Buyer and the Seller (including without limitation the Facility Documents) and further agrees that Buyer may without further consent or disclosure and without affecting or releasing the obligations of Guarantor hereunder: (a) surrender, exchange, release, assign, or sell any collateral or waive, release, assign, sell, or subordinate any security interest, in whole or in part; (b) waive, delay the exercise of, release, compromise, or grant indulgences in respect of any rights or remedies of Buyer against the Seller or any surety or guarantor (including, without limitation, rights or remedies of Buyer against Guarantor under this Guaranty); (c) waive or delay the exercise of any rights or remedies of Buyer in respect of any collateral or security interest now or hereafter held; (d) renew, extend, waive, accelerate, or modify the terms of any Guaranteed Obligation or the obligations of any surety or guarantor, including, without limitation, changes to the rate of interest, or any instrument or agreement (including, without limitation, the Facility Documents) evidencing or relating to the same; (e) realize on any security interest, judicially or nonjudicially, with or without preservation of a deficiency judgment; (f) apply payments received from Seller or any surety or guarantor (including Guarantor) or from any collateral, to any indebtedness, liability, or obligations of Seller or such sureties or guarantors whether or not a Guaranteed Obligation hereunder; or (g) adjust, compromise or receive less than the amount due upon any collateral or the Guaranteed Obligations, and enter into any accord and satisfaction or novation agreement with respect to the same as Buyer shall deem advisable.

7. Guarantor expressly, knowingly, and voluntarily waives notice of (a) Buyer’s acceptance of this Guaranty or its intention to act or its actions in reliance hereon; (b) the present existence or future incurring of any Guaranteed Obligations or any terms or amounts thereof or any change therein; (c) any default by the Seller or any surety or guarantor; (d) the obtaining of any guaranty or surety agreement (in addition to this Guaranty); (e) the obtaining of any pledge, assignment or other security for any Guaranteed Obligations; (f) the release of the Seller or any surety or guarantor; (g) the release of any collateral; (h) any change in Guarantor’s business or financial condition; (i) any renewal, extension or modification of the terms of any Guaranteed Obligation or of the obligations or liabilities of any surety or guarantor or of any instruments or agreements evidencing the same; (j) any acts or omissions of Buyer consented to in Section 6 hereof; and (k) any other demands or notices whatsoever with respect to the Guaranteed Obligations or this Guaranty. The Guarantor further waives notice of presentment, demand, protest, notice of nonpayment, notice of intent to accelerate, and notice of protest in relation to any instrument or agreement evidencing any Guaranteed Obligation and the benefit of all principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty and agrees that Guarantor’s obligations shall not be affected by any circumstances, whether or not referred to in this Guaranty, which might otherwise constitute a legal or equitable discharge of a surety or a guarantor. Guarantor hereby waives all defenses of a surety to which it may be entitled by statute or otherwise. Guarantor hereby waives, to the fullest extent permitted by law, all rights, including all rights granted by the State of New York or any other State, to require Buyer to (a) proceed against Seller or any other guarantor of Seller’s payment or performance with respect to the indebtedness, (b) proceed against or exhaust any collateral held by Buyer to secure the repayment of the indebtedness, or (c) pursue any other remedy it may now or hereafter have against Seller. Guarantor hereby waives to the full extent that it may lawfully so do, the benefit of any and all appraisement, valuation, stay, extension, homestead, exemption or redemption laws now or hereafter in force, to prevent or hinder the enforcement or foreclosure of any Facility Document, or the absolute sale of the collateral, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereat.

8. Guarantor expressly knowingly, and voluntarily waives any and all rights to defenses arising by reason of (a) any “one-action” or “anti-deficiency” law or any other law which may prevent Buyer from bringing any action, including a claim for deficiency against Guarantor, before or after Buyer’s commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (b) any election of remedies by Buyer which destroys or otherwise adversely affects Guarantor’s subrogation rights or Guarantor’s rights to proceed against Seller for reimbursement, including without limitation any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Guaranteed Obligations; (c) any disability or other defense of Seller, of any other Guarantor, or of any other person, or by reason of the cessation of Seller’s liability from any cause whatsoever, other than full and final payment in legal tender of the Guaranteed Obligations; or (d) any right to claim discharge of the Guaranteed Obligations on the basis of unjustified impairment of any collateral for the Guaranteed Obligations. Guarantor further waives (a) to the extent permitted by law, the defense of any statute of limitations in any action to enforce this Guaranty and agrees that any part payment by Seller or other circumstance which operates to toll any statute of limitations as to Seller shall toll the statute of limitations as to Guarantor, (b) any right to cause a marshalling of Seller’s assets, (c) all exemptions and homestead laws, and (d) all rights of set-off and counterclaims. Guarantor agrees that Buyer may proceed against any collateral securing the Guaranteed Obligations by way of either judicial or nonjudicial foreclosure. Guarantor agrees that the obligations of Guarantor under this Guaranty shall survive any foreclosure proceeding, any foreclosure sale, any delivery of any deed in lieu of foreclosure, and any release of record of any Facility Document. Guarantor understands that a nonjudicial foreclosure of Facility Document securing the Guaranteed Obligations could impair or eliminate any subrogation or reimbursement rights Guarantor may have against Seller, nevertheless Guarantor hereby waives and relinquishes any defense based upon the loss of any such reimbursement or subrogation rights or any other defense which may otherwise arise therefrom and any defense that may arise out of election of remedies, discharge or satisfaction of the Guaranteed Obligations. In the event any such Facility Document is foreclosed judicially or nonjudicially, Guarantor’s liability under this Guaranty shall be that portion of the Guaranteed Obligations representing a deficiency resulting from a judicial or nonjudicial sale, i.e., the difference between the amount due and owing on the Guaranteed Obligations on the day of the foreclosure or similar sale (including without limitation principal, accrued interest, reasonable attorneys’ fees, late payments, if any, and costs of foreclosure) and the amount of the successful bid at any such judicial or nonjudicial foreclosure or similar sale. Guarantor hereby waives the right to object to the amount which may be bid by Buyer at such foreclosure sale or similar sale.

GUARANTOR WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY BUYER OR ITS SUCCESSORS OR ASSIGNS, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR A GUARANTEED OBLIGATION, HAS DESTROYED THE GUARANTOR’S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST THE PRINCIPAL BY STATUTE OR OTHERWISE.

9. No act of commission or omission of any kind or at any time on the part of Buyer with respect to any matter whatsoever shall in any way affect or impair this Guaranty. Without limiting the foregoing, the obligations, covenants, agreements and duties of Guarantor under this Guaranty shall not be released or impaired in any manner whatsoever, without the written consent of Buyer, on account of any or all of the following: (a) any act or omission of Buyer consented to in Section 6 hereof; (b) the failure to receive any notice, demand, presentment or protest waived in Sections 5 and 7 hereof; (c) the occurrence of any event as to which Guarantor has provided its waiver under Section 8 hereof: (d) any failure by the Seller or any other guarantor or surety to perform or comply with the Guaranteed Obligations or the terms of any instrument or agreement relating thereto; (e) any change in the name, purpose, capital stock or constitution of the Seller or any other guarantor or surety; (f) any irregularity, defect or unauthorized action by Buyer, Seller or any other guarantor or surety or any of their respective officers, directors or other agents in executing and delivering any instrument or agreements relating to the Guaranteed Obligations or in carrying out or attempting to carry out the terms of any such agreements; (g) any receivership, insolvency, bankruptcy, reorganization or similar proceeding by or against Seller, Buyer, Guarantor or any other surety or guarantor; (h) any setoff, counterclaim, recoupment, deduction, defense or other right which Guarantor may have against Buyer, Seller or any other person for any reason whatsoever whether related to the Guaranteed Obligations or otherwise; (i) any assignment, endorsement or transfer, in whole or in part, of the Guaranteed Obligations, whether made with or without notice to or the consent of Guarantor; (j) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Seller or any guarantor; (k) the acceptance of additional or substitute collateral as security for or any additional guaranty as surety for any Guaranteed Obligation; (l) the operation of law or any other cause, whether similar or dissimilar to the foregoing; (m) the failure by Buyer to file or enforce a claim against the estate (either in administration, bankruptcy or other proceeding) of Seller or any other person or entity (including, without limitation, any guarantor); (n) if the recovery from Seller or any other person or entity (including, without limitation, any other guarantor) becomes barred by any statute of limitations or is otherwise prevented; (o) any impairment, modification, change, release or limitation of liability of, or stay of actions of lien enforcement proceedings against Seller, Seller’s collateral pledged in the Facility Documents, or its estate in bankruptcy resulting from the operation of any present or future provision of the Federal Bankruptcy Code or any other similar federal or state statute, or from the decision of any court; or (p) any neglect, delay, omission, failure or refusal of Buyer to take or prosecute any action for the collection of any of the Guaranteed Obligations or to foreclose or take or prosecute any action in connection with any lien or right of security (including perfection thereof) existing or to exist in connection with, or as security for, any of the Guaranteed Obligations, it being the intention hereof that Guarantor shall remain liable as a principal on the Guaranteed Obligations notwithstanding any act, omission or event which might, but for the provisions hereof, otherwise operate as a legal or equitable discharge of Guarantor.

10. [Reserved.]

11. In addition to all liens upon, and rights of setoff against, moneys, securities or other property of the Guarantor given to Buyer by law, Buyer shall have and hereby is granted a lien upon, security interest in and a right of setoff after an Event of Default has occurred against all moneys, securities and other property of the Guarantor now or hereafter in the possession of or on deposit with Buyer, whether held in a general or special account or deposit, or for safekeeping or otherwise; and every such lien, security interest and right of setoff may be exercised without demand upon or notice to Guarantor or any other guarantors. No lien, security interest or right of setoff shall be deemed to have been waived by any act or conduct on the part of Buyer, or by any failure to exercise such right of setoff or to enforce such lien or security interest, or by any delay in so doing, and every right of setoff and lien shall continue in full force and effect until such right of setoff or lien specifically is waived or released in a written instrument executed by Buyer.

12. Guarantor hereby irrevocably waives all claims it has or may acquire against Seller or general partner of Seller in respect of the Guaranteed Obligations, including rights of exoneration, reimbursement and subrogation. Guarantor has received no indemnification or other agreement of reimbursement from Seller in connection with the execution and delivery of this Guaranty.

13. This Guaranty shall inure to the benefit of Buyer, and Buyer’s successors and assigns, and shall be binding upon Guarantor and Guarantor’s successors and assigns. Buyer may, in accordance with the terms of the MRA, sell, assign or transfer any or all Facility Documents, with or without any security therefor, and in that event each and every immediate and successive assignee, transferee or holder of all or any part of the Repurchase Facility and the Facility Documents shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee, transferee or holder as though such parties were herein by name specifically given those rights, powers and benefits.

14. In the event suit or action is instituted to enforce or interpret this Agreement, the prevailing party shall be entitled to recover all expenses reasonably incurred at, before or after trial and on appeal, whether or not taxable as costs, or in any bankruptcy proceeding, including, without limitation, reasonable attorneys’ fees, witness fees (expert and otherwise), deposition costs, copying charges and other expenses, including reasonable attorneys’ fees and all costs incurred on appeal to one or more appellate courts.

15. This Guaranty will be governed by the internal laws of the State of New York without giving effect to the conflict of law principles thereof, other than Sections 5-1401 and 5-1402 of the New York General Obligations Law. Any legal action or proceeding with respect to this Guaranty shall be brought exclusively in the courts of the State of New York, the federal courts of the United States of America for the Southern District of New York, and appellate courts from any thereof, and Guarantor accepts, generally and unconditionally, the jurisdiction of the aforesaid courts. Guarantor irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue, or defense to venue to which it might be entitled by virtue of domicile, habitual residence, inconvenient forum or otherwise.

16. No delay on the part of Buyer in exercising any right, power or privilege under this Guaranty shall operate as a waiver of any such right, power or privilege, nor shall any exercise or waiver of any privilege or right preclude any other or further exercise of such privilege or right or the exercise of any other right, power or privilege. All of Buyer’s rights and remedies shall be cumulative.

17. Any indebtedness of Seller now or hereafter held by Guarantor is hereby subordinated to the Guaranteed Obligations. If Buyer so requests, such indebtedness of Seller to Guarantor shall be collected, enforced and received by Guarantor in trust for Buyer, and be paid over to Buyer on account of the Guaranteed Obligations, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty. Guarantor shall file all claims against Seller in any bankruptcy or other proceeding in which the filing of claims is required by law upon any indebtedness of Seller to Guarantor and will assign to Buyer all rights of Guarantor thereunder. If Guarantor does not file any such claim, Guarantor hereby appoints and constitutes Buyer as Guarantor’s attorney-in-fact and hereby authorizes Buyer to do so in the name of Guarantor or, in Buyer’s discretion, to assign the claim and to cause the claim to be filed in the name of Buyer’s nominee. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Buyer the full amount thereof, and Guarantor hereby assigns to Buyer, to the full extent necessary for that purpose, all of Guarantor’s rights to any such payments or distributions to which Guarantor would otherwise be entitled. Nothing in this paragraph shall be construed to create a duty in Buyer to take any action whatsoever to protect any right Guarantor may have as to Seller.

18. If any provision of this Guaranty or any portion of any provision of this Guaranty shall be deemed to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not alter the remaining portion of such provision, or any other provision hereof, as each provision of this Guaranty shall be deemed severable from all other provisions hereof.

19. This Guaranty shall be so construed that, wherever applicable, the use of the singular number shall include the plural number, the use of the plural number shall include the singular number, and the use of any gender shall be applicable to all genders, and shall likewise be so construed as applicable to and including a corporation, partnership, or other entity.

20. This Guaranty, in connection with the other Facility Documents, contains the entire agreement of Guarantor with Buyer concerning its subject matter, and no representation, understanding, promise or condition with respect thereto shall be enforceable against any party unless it is contained in this Guaranty. This Guaranty may not be modified except in a writing signed by both Buyer and Guarantor.

21. It is not necessary for Buyer to inquire into the power of Seller or of the officers, partners, members, managers, joint venturers or agents, if any, acting or purporting to act on Seller’s behalf, and any indebtedness or other obligation made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

22. All agreements between Guarantor and Buyer, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the final maturity of the Repurchase Facility or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to Buyer under or in connection with the Repurchase Facility exceed the maximum amount permissible under applicable law. All interest paid or agreed to be paid to Buyer shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period (including any renewal or extension) until payment in full of the principal balance of the Repurchase Facility so that the interest hereon for such full period shall not exceed the maximum amount permissible under applicable law. Buyer expressly disavows any intent to contract for, charge or receive interest in an amount which exceeds the maximum amount permissible under applicable law. This paragraph shall control all agreements between Guarantor and Buyer.

23. As used herein, “Seller” shall include the person named in Recital A above (whether acting on behalf of itself or any estate created by the commencement of a case under Title 11 of the United States Code or under any successor statute thereto (the “Bankruptcy Code”) or under any other insolvency, bankruptcy, reorganization or liquidation proceeding, or whether acting by any trustee under the Bankruptcy Code, liquidator, sequestrator or receiver of any person or entity named in this Paragraph or of the property of any such person or entity or acting by similar person or entity duly appointed pursuant to any law generally governing any insolvency, bankruptcy, reorganization, liquidation, receivership or like proceeding) and such person’s heirs, successors and assigns.

24. Notwithstanding anything else herein to the contrary, if the Guaranteed Obligations hereunder are subject to avoidance by a trustee or debtor-in-possession in any bankruptcy proceedings under 11 U.S.C. § 548(a)(ii) or 11 U.S.C. § 544(b) or any comparable provisions or subject to avoidance by any creditor under applicable state fraudulent transfer acts then, in such event, the Guaranteed Obligations hereunder shall be reduced to the maximum amount which would not be subject to such avoidance.

25. Buyer may, at any time, sell, transfer or assign the Facility Documents, in each case in accordance with the terms of the MRA, or any part thereof, and any or all servicing rights with respect thereto, or grant participations therein or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement. In connection with any of the foregoing, promptly following request from Buyer, Guarantor shall use commercially reasonable efforts to comply with reasonable diligence requests from Buyer.

26. Any and all notices, elections, demands, or requests permitted or required to be made under this Guaranty shall be in writing, signed by the party giving such notice, election, demand or request, and shall be delivered personally, or sent by registered, certified mail, postage prepaid, or by Federal Express or similar nationally recognized overnight delivery service requiring a receipt, to the other party at the address stated above or to such other party and at such other address within the United States of America as any party may designate in writing as provided herein. The date of receipt of such notice, election, demand or request shall be the earliest of (i) the date of actual receipt, (ii) three (3) business days after the date of mailing by registered or certified mail, (iii) one (1) business day after the date of sending via overnight delivery by Federal Express, or another similar service requiring a receipt, or (iv) the date of personal delivery (or refusal upon presentation for delivery).

27. WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, GUARANTOR AND BUYER HEREBY KNOWINGLY, VOLUNTARILY AND INTELLIGENTLY WAIVE ANY AND ALL RIGHTS THAT EACH PARTY TO THIS GUARANTY MAY NOW OR HEREAFTER HAVE UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR THE STATE OF NEW YORK TO A TRIAL BY JURY OF ANY AND ALL ISSUES ARISING DIRECTLY OR INDIRECTLY IN ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY THE FACILITY DOCUMENTS OR ANY TRANSACTIONS CONTEMPLATED THEREBY OR RELATED THERETO. IT IS INTENDED THAT THIS WAIVER SHALL APPLY TO ANY AND ALL DEFENSES, RIGHTS, CLAIMS AND/OR COUNTERCLAIMS IN ANY SUCH ACTION OR PROCEEDING. GUARANTOR(S) UNDERSTANDS THAT THIS WAIVER IS A WAIVER OF A CONSTITUTIONAL SAFEGUARD, AND EACH PARTY INDIVIDUALLY BELIEVES THAT THERE ARE SUFFICIENT ALTERNATE PROCEDURAL AND SUBSTANTIVE SAFEGUARDS, INCLUDING, A TRIAL BY AN IMPARTIAL JUDGE, THAT ADEQUATELY OFFSET THE WAIVER CONTAINED HEREIN.

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IN WITNESS WHEREOF, Guarantor has executed or has caused this Guaranty to be executed under seal as of the date written above.

GUARANTOR:
RADIAN GROUP, INC.,
a Delaware corporation

By:	/s/ Jason Lenzini (SEAL)
Print: Jason Lenzini
Title: Senior Vice President, Chief Investment Officer & Treasurer

Unlimited Guaranty Signature Page